UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 31, 2025

WEYCO GROUP, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-9068	39-0702200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. Estabrook Blvd. Glendale, WI	53212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 908-1600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock - $1.00 par value per share	WEYS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

Effective July 31, 2025, the Board of Directors (“Board”) of Weyco Group, Inc. (the “Company”) appointed Ms. Becky Kryger to serve as an independent director on the Board, for a term expiring at the Company’s 2026 Annual Meeting of Shareholders. Ms. Kryger was also appointed to serve on the Board’s Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Board affirmatively determined that Ms. Kryger is independent under Nasdaq listing standards. In connection with the appointment of Ms. Kryger, the Board increased the number of Company directors from 6 to 7 pursuant to the Company’s bylaws.

Since 2019, Ms. Kryger has served as Vice President and Global Controller of Clarios, a global leader in advanced, low-voltage battery technologies for mobility, headquartered in Glendale, Wisconsin.  Prior to that, she served in various roles at Johnson Controls from 2002-2019, including Executive Director of Global Business Finance from 2017-2019, Finance Director of EMEA (based in Germany) from 2015-2017, and Finance Director of North America from 2013-2015. Prior to joining Johnson Controls, Ms. Kryger worked at Arthur Andersen from 1998-2002.

Ms. Kryger will receive compensation for her Board service consistent with the compensation received by the Company’s other non-employee directors, which is summarized in the “Director Compensation” section of the Company’s 2025 Proxy Statement, filed with the Securities and Exchange Commission on April 4, 2025.  Pursuant to this arrangement, Ms. Kryger will receive a quarterly cash retainer and restricted stock awards under the Company’s 2024 Incentive Plan.

There is no arrangement or understanding under which Ms. Kryger was appointed as a director. There are no related party transactions involving Ms. Kryger that are reportable under Item 404(a) of Regulation S-K, and Ms. Kryger does not have any familial relationship with any director or executive officer of the Company.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2025	WEYCO GROUP, INC.

/s/ Judy Anderson
Judy Anderson
Vice President, Chief Financial Officer and Secretary